INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2020	NexPoint Strategic Opportunities Fund

Shares		Value ($)
Common Stock — 64.3%
COMMUNICATION SERVICES — 8.7%
13,722	Loral Space & Communications, Inc. (a)	222,983
309,137	Metro-Goldwyn-Mayer, Inc. (a)(b)	21,175,885
132,801	TerreStar Corporation (a)(b)(c)(d)(e)	41,093,941

		62,492,809

ENERGY — 0.4%
336	California Resources (a)	336
368,680	Fieldwood Energy LLC (a)	553,020
1,421,335	NextDecade Corp. (a)	2,672,110
40	Transocean (a)	46

		3,225,512

FINANCIAL — 8.0%
47,996	American Banknote Corp. (c)(d)	153,107
1,443,334	Creative Science Properties, Inc. (a)(f)	21,650,010
55,500	Itau Unibanco Holding ADR	249,195
39,541,752	Specialty Financial Products, Ltd. (c)(d)(e)	35,579,668

		57,631,980

GAMING/LEISURE — 0.0%
26,712	LLV Holdco LLC - Series A, Membership Interest (a)(c)(d)(e)	—
144	LLV Holdco LLC - Series B, Membership Interest (a)(c)(d)(e)	—

		—

HEALTHCARE — 2.2%
354,400	Aerie Pharmaceuticals, Inc. (a)	4,784,400
497,291	Heron Therapeutics, Inc. (a)	5,838,196
50,000	Paratek Pharmaceuticals, Inc. (a)	157,500
694,994	Portola Pharmaceuticals, Inc. (a)	4,955,307

		15,735,403

HOUSING — 0.0%
368,150	Westgate Investments LLC (a)(c)(d)	—

INDUSTRIALS — 0.1%
8	Pendrell Corp. (a)	580,000

INFORMATION TECHNOLOGY — 0.0%
1	MagnaChip Semiconductor (a)	11

MATERIALS — 0.2%
356,875	MPM Holdings, Inc. (a)	1,784,375
11,164	Omnimax International, Inc. (a)(c)(d)	335

		1,784,710

METALS & MINERALS — 0.1%
131,500	Loma Negra Cia Industrial Argentina ADR (a)	466,825

REAL ESTATE — 6.7%
640,008	Allenby (a)(c)(d)(e)	1
9,900	Alpine Income Property Trust , REIT	121,869
2,057,634	Claymore (a)(c)(d)(e)	2
293,449	Cresud SACIF y A ADR (a)	1,021,203
47,000	Independence Realty Trust, Inc. , REIT	420,180
439,183	Jernigan Capital, Inc. , REIT	4,813,446
13,571,131	NexPoint Hospitality Trust	29,720,777
11,389,726	NexPoint Real Estate Capital (c)(d)(e)	6,465,947
81,229	NexPoint Residential Trust , REIT(e)	2,047,783

Shares		Value ($)
Common Stock (continued)
REAL ESTATE (continued)
204,917	Postal Realty Trust, Class A , REIT	3,241,787

		47,852,995

REAL ESTATE INVESTMENT TRUST — 37.7%
146,485,131	NexPoint Real Estate Opportunities, LLC , REIT(c)(d)(e)	236,441,650
3,201,714	NREF OP IV, L.P. , REIT(e)	30,896,537
1,763,581	United Development Funding IV , REIT(e)	2,998,088

		270,336,275

UTILITIES — 0.2%
327,750	Central Puerto ADR	737,438
26,220	Entegra TC LLC (c)(d)	—
63,700	Vistra Energy Corp.	1,016,652

		1,754,090

	Total Common Stock (Cost $643,288,157)	461,860,610

Preferred Stock — 25.2%
FINANCIAL — 10.9%
14,500	Aberdeen Loan Funding, Ltd. (g)	834,475
15,000	Brentwood CLO, Ltd. (g)	3,900,000
13,600	Brentwood Investors , 02/01/2022(g)	3,536,000
34,500	Eastland CLO, Ltd. (g)	8,855,000
13,006	Eastland Ltd. , 05/01/2022(a)(g)	3,338,207
7,750	Gleneagles CLO. Ltd. , 12/30/2049(g)	2,867,500
13,700	Grayson Investors , 11/01/2021(g)	4,315,500
42,750	Greenbriar CLO, Ltd. , 11/01/2021(g)	17,028,750
125,000	Jasper CLO, Ltd. (g)	4,073,750
10,000	Liberty CLO, Ltd. , 11/01/2017(g)	2,560,000
8,500	Red River CLO, Ltd. , 07/27/2018(g)	2,500,178
4,871	Rockwall CDO , 08/01/2024(g)	2,484,210
10,500	Rockwall CDO, Ltd. , 08/01/2021(g)	2,109,450
4,800	Rockwall CDO, Ltd. (g)	964,320
6,000	Southfork CLO, Ltd. , 05/01/2017(g)	600
2,000	Stratford CLO , 11/01/2021(g)	1,050,000
41,500	Stratford CLO, Ltd. , 11/01/2021(g)	7,055,000
35,507	Westchester CLO, Ltd. , 08/01/2022(g)	10,770,456

		78,243,396

REAL ESTATE — 3.0%
18,508	Texmark Timber Trust, REIT 10.25%(a)(c)(d)(f)	21,933,997

INVESTMENT PORTFOLIO (unaudited) (continued)

As of March 31, 2020	NexPoint Strategic Opportunities Fund

Shares		Value ($)
Preferred Stock (continued)
REAL ESTATE INVESTMENT TRUST — 11.3%
77,923	Bluerock Residential Growth, Inc., REIT 7.63%(f)	1,434,516
103,116	Bluerock Residential Growth, Inc., REIT, Series D 7.13%(f)	1,775,369
76,500	Jernigan Capital, Inc., REIT 7.00%(a)(c)(d)(f)	74,770,083
53,800	RAIT Financial Trust, REIT 7.63%, 04/15/2024	1,283,130
67,101	RAIT Financial Trust, REIT 7.13%, 08/30/2019(f)	1,627,199
86,294	RAIT Financial Trust, REIT 8.88%(f)	4,487

		80,894,784

	Total Preferred Stock (Cost $256,846,448)	181,072,177

Agency Collateralized Mortgage Obligations — 17.2%
76,080,350	FREMF Mortgage Trust, Series 2018-KC02, Class C 0.00%, 8/25/2025 (h)(i)	44,887,406
96,460,500	FREMF Mortgage Trust, Series 2018-K80, Class D 0.00%, 8/25/2028 (h)(i)	40,995,713
55,096,698	FREMF Mortgage Trust, Series 2019-K97, Class D 0.00%, 1/25/2030 (h)(i)	18,732,877
598,612,663	FREMF Mortgage Trust, Series 2019-K97, Class X2A 0.10%, 7/25/2029 (h)(j)	4,800,874
135,904,199	FREMF Mortgage Trust, Series 2019-K97, Class X2B 0.10%, 1/25/2030 (h)(j)	1,065,489
45,871,176	FREMF Trust, Series 2018-KW04, Class C 0.00%, 12/25/2032 (h)(i)	12,728,333

	Total Agency Collateralized Mortgage Obligations (Cost $131,774,669)	123,210,692

LLC Interest (c)(d)(e) — 5.9%
397,240	NREF OP I, L.P.	3,833,363
40,322,605	SFR WLIF I, LLC	19,176,625
26,968,904	SFR WLIF II, LLC	12,903,272
7,708,491	SFR WLIF III, LLC	6,192,693

	Total LLC Interest (Cost $82,944,794)	42,105,953

U.S. Senior Loans (k) — 4.9%
COMMUNICATION SERVICES — 3.2%
437,154	TerreStar Corporation Term Loan, 02/28/22 (c)(d)(e)	434,094
22,339,560	TerreStar Corporation, Term Loan A, cash/0% PIK 02/25/22 (c)(d)(e)	22,183,183

Shares		Value ($)
U.S. Senior Loans (continued)
COMMUNICATION SERVICES (continued)
523,853	TerreStar Corporation, Term Loan C, cash/0% PIK 02/25/30 (c)(d)(e)	520,186

		23,137,463

GAMING/LEISURE — 1.3%
3,860,733	Ginn-LA CS Borrower LLC, Tranche A, 1st Lien, 05/30/20 (c)(d)	—
8,274,215	Ginn-LA CS Borrower LLC, Tranche B Term Loan, 1st Lien, 05/30/19 (c)(d)(l)	—
11,736,674	LLV Holdco, LLC, Revolving Exit Loan, 09/03/20 (c)(d)(e)	9,389,339

		9,389,339

METALS & MINERALS — 0.4%
7,341,224	Omnimax International, Inc., Unsecured Term Loan, cash/0% PIK 02/06/21 (c)(d)	2,745,618

UTILITIES — 0.0%
92,329,417	Texas Competitive Electric Holdings Co., LLC, Extended Escrow Loan, (m)	60,014

	Total U.S. Senior Loans (Cost $52,817,863)	35,332,434

Collateralized Loan Obligations — 2.6%
6,000,000	Acis CLO, Ltd., Series 2014-3A, Class E VAR ICE LIBOR USD 3 Month+4.750%, 6.51%, 2/1/2026 (n)	3,653,100
7,500,000	Acis CLO, Ltd., Series 2015-6A, Class SUB 0.00%, 5/1/2027 (n)(o)	1,200,000
5,000,000	Acis CLO, Ltd., Series 2014-3A, Class F VAR ICE LIBOR USD 3 Month+5.600%, 7.51%, 2/1/2026 (n)	2,031,250
14,000,000	Acis CLO, Ltd., Series 2013-1A, Class SUB 0.00%, 4/18/2024 (n)(o)	56,000
2,250,000	ALM VII R-2, Series 2016-7R2A, Class SUBR 0.00%, 10/15/2116 (n)(o)	462,150
5,462,500	CIFC Funding 2013-II, Series 2013-2A, Class SUB 0.00%, 10/18/2030 (n)(o)	1,420,250
2,500,000	CIFC Funding 2014, Series 2014-1A, Class SUB 0.00%, 1/18/2031 (n)(o)	1,000,000
3,214,500	CIFC Funding 2014, Series 2014-4RA, Class SUB 0.00%, 10/17/2030 (n)(o)	835,770

INVESTMENT PORTFOLIO (unaudited) (continued)

As of March 31, 2020	NexPoint Strategic Opportunities Fund

Shares		Value ($)
Collateralized Loan Obligations (continued)
3,000,000	CIFC Funding, Ltd., Series 2015-1A, Class SUB 0.00%, 1/22/2031 (n)(o)	1,089,000
635,386	Highland Loan Funding, Series 1A 4.84%, 8/1/2020 (c)(d)	463,387
3,922,723	Highland Park CDO I, Series 2006-1A, Class B VAR LIBOR USD 3 Month+0.550%, 3.20%, 11/25/2051 (n)	1,333,726
6,000,000	Jamestown CLO IX, Series 2019-9A, Class DR VAR ICE LIBOR USD 3 Month+6.940%, 8.76%, 10/20/2028 (n)	3,878,513
5,955,627	THL Credit Wind River 2014-2 CLO, Series 2014-2A, Class SUB 0.00%, 1/15/2031 (n)(o)	774,231
1,500,000	Valhalla CLO, Ltd., Series 2004-1A 0.00%, 8/1/2020	225,000

	Total Collateralized Loan Obligations (Cost $45,719,185)	18,422,377

Sovereign Bond — 1.6%
36,835,000	Argentine Republic Government International Bond, 3.75%, 12/31/38	11,209,075

	Total Sovereign Bonds (Cost $22,543,517)	11,209,075

Registered Investment Company — 0.3%
246,769	NexPoint Strategic Opportunities Fund (e)	2,038,312

	Total Registered Investment Companies (Cost $1,900,788)	2,038,312

Warrants — 0.2%
ENERGY — 0.0%
4,071	Arch Coal, Inc., Expires 10/08/2023(a)	17,159

INDUSTRIALS — 0.2%
8,371,900	American Airlines, Expires (a)	1,172,066
346	Omnimax Holdings, Inc., Expires 12/31/2049(a)(c)(d)	11

		1,172,077

INFORMATION TECHNOLOGY — 0.0%
179,322	Avaya Holdings, Expires 12/18/2022(a)	16,139

	Total Warrants (Cost $251,697)	1,205,375

Shares		Value ($)
Corporate Bonds & Notes — 0.2%
COMMUNICATION SERVICES — 0.0%
26,148	iHeartCommunications, Inc. 6.38%, 05/01/26	24,889
49,013	8.38%, 05/01/27	42,944

		67,833

ENERGY — 0.2%
18,439,000	Ocean Rig UDW, Inc. 7.25%, 04/01/19 (c)(d)(l)	1,272,291
681	Sable Permian Resources Land 7.38%, 11/01/21	99

		1,272,390

REAL ESTATE — 0.0%
2,000,000	CBL & Associates 5.95%, 12/15/26	383,935

UTILITIES — 0.0%
5,000,000	Texas Competitive Electric Holdings Co., LLC 11.50%, 10/01/20 (l)(m)	12,500

	Total Corporate Bonds & Notes (Cost $17,419,316)	1,736,658

Units
Rights — 0.2%
Utilities — 0.2%
1,618,542	Texas Competitive Electric Holdings Co., LLC	1,848,375

	Total Rights (Cost $5,000,539)	1,848,375

Master Limited Partnership — 0.1%
ENERGY — 0.1%
100,500	Energy Transfer LP	462,300

	Total Master Limited Partnerships (Cost $1,292,731)	462,300

Foreign Corporate Bonds & Notes — 0.0%
NETHERLANDS — 0.0%
	Celtic Pharma Phinco BV,
93,180,354	17.00%, (c)(d)(l)	—

	Total Foreign Corporate Bonds & Notes (Cost $62,254,526)	—

Convertible Bond — 0.0%
HEALTH CARE — 0.0%
350,000	Paratek Pharmaceuticals 4.75%, 05/01/24	272,580

	Total Convertible Bonds (Cost $257,178)	272,580

Total Investments - 122.7%		880,776,918

(Cost $1,324,311,408)

INVESTMENT PORTFOLIO (unaudited) (continued)

As of March 31, 2020	NexPoint Strategic Opportunities Fund

Shares		Value ($)
Convertible Bond (continued)
HEALTH CARE (continued)

Securities Sold Shor (a) — 0.2%
Purchased Call Options — 0.2%
	Total Purchased Call Options (Proceeds $1,858,250)	1,171,300

Common Stock — –%

ENERGY — –%
(8,451)	ESC Seventy Seven	—

	Total Common Stock (Proceeds $128,892)	—

	Total Securities Sold Short - 0.2% (Proceeds $1,729,358)	1,171,300

Other Assets & Liabilities, Net - (22.7)%(p)		(162,949,284)

Net Assets - 100.0%		717,827,634

(a)	Non-income producing security.
(b)

Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Fund’s Board of Trustees. Additional Information regarding such securities follows:

(c)

Securities with a total aggregate value of $491,719,430, or 68.5% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Investment Portfolio for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(d)

Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $491,719,430, or 68.5% of net assets, were fair valued under the Fund’s valuation procedures as of March 31, 2020. Please see Notes to Investment Portfolio.

(e)	Affiliated issuer. Assets with a total aggregate market value of $432,194,684, or 60.2% of net assets, were affiliated with the Fund as of March 31, 2020.
(f)	Perpetual security with no stated maturity date.
(g)	There is currently no rate available.
(h)	As of March 31, 2020, investments with a total aggregate value of $134,419,767 were fully or partially segregated with broker(s)/custodian as collateral for reverse repurchase agreements.
(i)

Principal only security (“PO”). These types of securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the “principal only” holder.

(j)

Interest only security (“IO”). These types of securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

(k)

Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. As of March 31, 2020, the LIBOR USD 1 Month and LIBOR USD 3 Month rates were 2.49% and 2.60%, respectively. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity maybe substantially less than the stated maturity shown.

(l)	The issuer is, or is in danger of being, in default of its payment obligation.
(m)	Represents value held in escrow pending future events. No interest is being accrued.
(n)

Variable or floating rate security. The base lending rates are generally the lending rate offered by one or more European banks such as the LIBOR. The interest rate shown reflects the rate in effect March 31, 2020. LIBOR, otherwise known as London Interbank Offered Rate, is the benchmark interest rate that banks charge each other for short-term loans. Current LIBOR rates include 1 month which is equal to 2.49% and 3 months equal to 2.60%.

(o)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(p)	As of March 31, 2020, $162,949,284 in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities, Net”.

ADR — American Depositary Receipt

CDO — Collateralized Debt Obligation

Cl — Class

CLO — Collateralized Loan Obligation

IO — Interest Only - face amount represents notional amount

LLC — Limited Liability Company

L.P. — Limited Partnership

INVESTMENT PORTFOLIO (unaudited) (concluded)

As of March 31, 2020	NexPoint Strategic Opportunities Fund

Ltd. — Limited

PIK — Payment-in-Kind

REIT — Real Estate Investment Trust

Ser — Series

USD — U.S. Dollar

Purchased Option contracts outstanding as of March 31, 2020 were as follows:

Description	Exercise price	Counterparty	Expiration Date	Number of Contracts	Notional Value	Premium	Value
PURCHASED CALL OPTIONS:
USD/CNH Call	$7.70	BNP	October 2020	200,000,000	$—	$1,300,000	$1,089,800
USK/HKD Call	7.80	BNP	June 2020	125,000,000	$—	558,250	81,500

						$1,858,250	$1,171,300

Reverse Repurchase Agreements outstanding as of March 31, 2020 were as follows:

Counterparty	Collateral Pledged	Interest Rate	Trade Date	Maturity Date	Repurchase Amount	Principal Amount	Value
BNP	Argentine Republic Government International Bond, 3.75%, 12/31/38	1.55%	1/9/2020	4/8/2020	$2,536,973	36,835,000	2,536,875
Mizuho	FREMF Mortgage Trust, Series 2018-KC02, Class C, 0.00%, 8/25/2025	3.10%	1/31/2020	4/30/2020	$38,392,975	76,080,350	38,390,000
Mizuho	FREMF Mortgage Trust, Series 2018-K80, Class D, 0.00%, 8/25/2028	3.10%	1/31/2020	4/30/2020	$35,611,760	47,477,858	35,609,000
Mizuho	FREMF Mortgage Trust, Series 2019-K97, Class D, 0.00%, 1/25/2030	3.42%	3/20/2020	4/20/2020	$16,682,339	55,096,698	16,681,000
Mizuho	FREMF Mortgage Trust, Series 2019-K97, Class X2A, 0.01%, 7/25/2029	3.42%	3/20/2020	4/20/2020	$3,143,252	598,612,663	3,143,000
Mizuho	FREMF Mortgage Trust, Series 2019-K97, Class X2B, 0.01%, 1/25/2030	3.42%	3/20/2020	4/20/2020	$684,055	135,904,199	684,000
Mizuho	FREMF Trust Series 2018-KW04, Class C, 0.00%, 12/25/2032	3.10%	1/31/2020	4/30/2020	$9,581,743	45,871,176	9,581,000

Total Reverse Repurchase Agreements						$995,877,944	106,624,875

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2020	NexPoint Strategic Opportunities Fund

Organization

NexPoint Strategic Opportunities Fund (the “Fund”) is a Delaware statutory trust and is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. This report includes information for the year ended December 31, 2019. The Fund trades on the New York Stock Exchange (“NYSE”) under the ticker symbol NHF. The Fund may issue an unlimited number of common shares, par value $0.001 per share (“Common Shares”). The Fund commenced operations on June 29, 2006. NexPoint Advisors, L.P. (“NexPoint” or “the Investment Adviser”), an affiliate of Highland Capital Management Fund Advisors, L.P. (“HCMFA”), is the investment adviser and administrator to the Fund.

On October 25, 2019, the Board of the Fund authorized the repurchase of up to $25 million of the Fund’s shares over a six-month period. Under this program, the Fund repurchased 254,500 shares through December 2019. Upon retirement of the repurchased shares, the net asset value (“NAV”) was $13.5mm, or $21.22per share.

Valuation of Investments

In computing the Fund’s net assets attributable to its common shares, securities with readily available market quotations on the NYSE, National Association of Securities Dealers Automated Quotation (“NASDAQ”) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Fund’s Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability to provide appropriate pricing services which have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s NAV, will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including, but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s financial statements may vary from the NAV published by the Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2020	NexPoint Strategic Opportunities Fund

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of March 31, 2020, the Fund’s investments consisted of senior loans, asset-backed securities, corporate bonds and notes, foreign bonds, sovereign bonds, common stocks, preferred stocks, exchange-traded funds, warrants, and securities sold short. The fair value of the Fund’s loans, bonds and asset-backed securities are generally based on quotes received from brokers or independent pricing services. Loans, bonds, and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Senior loans, bonds and asset-backed securities that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Fund’s common stocks, preferred stocks, exchange-traded funds, and warrants that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. The Fund’s real estate investments include equity interests in limited liability companies and equity issued by Real Estate Investment Trusts (“REITs”) that invest in commercial real estate. The fair value of real estate investments that are not actively traded on national exchanges are based on internal models developed by the Investment Adviser. The significant inputs to the models include cash flow projections for the underlying properties, capitalization rates and appraisals performed by independent valuation firms. These inputs are not readily observable, and the Fund has classified the investments as Level 3 assets. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2020	NexPoint Strategic Opportunities Fund

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the inputs used to value each Fund’s assets as of March 31, 2020 is as follows:

	Total value at March 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
NexPoint Strategic Opportunities Fund
Assets
Common Stock
Communication Services	$62,492,809	$222,983	$21,175,885	$41,093,941
Energy	3,225,512	2,672,492	553,020	—
Financial	57,631,980	249,195	21,650,010	35,732,775
Gaming/Leisure	—	—	—	—
Healthcare	15,735,403	15,735,403	—	—
Housing	—	—	—	—
Industrials	580,000	580,000	—	—
Information Technology	11	11	—	—
Materials	1,784,710	—	1,784,375	335
Metals & Minerals	466,825	466,825	—	—
Real Estate	47,852,995	41,387,045	—	6,465,950
Real Estate Investment Trust	270,336,275	33,894,625	—	236,441,650
Utilities	1,754,090	1,754,090	—	—
Preferred Stock
Financial	78,243,396	—	78,243,396	—
Real Estate	21,933,997	—	—	21,933,997
Real Estate Investment Trust	80,894,784	—	6,124,701	74,770,083
Agency Collateralized Mortgage Obligations	123,210,692	—	123,210,692	—
LLC Interest	42,105,953	3,833,363	—	38,272,590
U.S. Senior Loans
Communication Services	23,137,463	—	—	23,137,463
Gaming/Leisure	9,389,339	—	—	9,389,339
Metals & Minerals	2,745,618	—	—	2,745,618
Utilities	60,014	—	60,014	—
Collateralized Loan Obligations	18,422,377	—	17,958,990	463,387
Sovereign Bonds	11,209,075	—	11,209,075	—
Registered Investment Companies	2,038,312	2,038,312	—	—
Warrants
Energy	17,159	—	17,159	—
Industrials	1,172,077	—	1,172,066	11
Information Technology	16,139	—	16,139	—
Corporate Bonds & Notes
Communication Services	67,833	—	67,833	—
Energy	1,272,390	—	99	1,272,291
Real Estate	383,935	—	383,935	—
Utilities	12,500	—	12,500	—
Rights

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2020	NexPoint Strategic Opportunities Fund

	Total value at March 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Utilities	1,848,375	—	1,848,375	—
Master Limited Partnerships
Energy	462,300	462,300	—	—
Foreign Corporate Bonds & Notes
Healthcare	—	—	—	—
Netherlands	—	—	—	—
Convertible Bonds	272,580	—	272,580	—

Total Assets	880,776,918	103,296,644	285,760,844	491,719,430

Liabilities
Securities Sold Short
Common Stock
Energy	—	—	—	—

Total Liabilities	—	—	—	—

Total	$880,776,918	$103,296,644	$285,760,844	$491,719,430

(1)	Security with zero value.

The table below sets forth a summary of changes in the Fund’s Level 3 assets (assets measured at fair value using significant unobservable inputs) for the period ended March 31, 2020.

	Balance as of December 31, 2019	Transfers into Level 3	Transfers Out of Level 3	Net Amortization (Accretion) of Premium/ (Discount)	Net Realized Gains/ (Losses)	Net Unrealized Gains/(Losses)	Net Purchase	Net (Sales)	Balance as of March 31, 2020
NexPoint Strategic Opportunities Fund
U.S. Senior Loan	$38,197,179	$—	$—	$—	$—	$(3,184,942)	$260,183	$—	$35,272,420
Corporate Bonds & Notes	1,272,291	—	—	—	—	—	—	—	1,272,291
Warrant	1,078	—	—	—	—	(1,067)	—	—	11
Preferred Stock	130,708,695	—	—	—	(680,730)	(3,124,351)	2,309,816	(32,509,350)	96,704,080
Collateralized Loan Obligation	504,179	—	—	—	—	(40,792)	—	—	463,387
Common Stock	344,303,198	—	—	—	—	(45,148,032)	20,579,485	—	319,734,651
U.S. LLC Interest	73,986,897	—	—	—	—	(35,714,307)	—	—	38,272,590

Total	$588,973,517	$—	$—	$—	$(680,730)	$(87,213,491)	$23,149,484	$(32,509,350)	$491,719,430

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Market Value at March 31, 2020	Valuation Technique	Unobservable Inputs	Input Value(s)
Common Stock	$319,734,651	Multiples Analysis	Unadjusted Price/MHz-PoP	$0.12 - $0.95
			Risk Discount	55.2% - 59.8%
			Multiple of EBITDA	5.0x - 9.25x
			Liquidity Discount	10% - 25%
			Size Adjustment	10%

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2020	NexPoint Strategic Opportunities Fund

Category	Market Value at March 31, 2020	Valuation Technique	Unobservable Inputs	Input Value(s)
		Discounted Cash Flow	Discount Rate	10.0% - 15.0%
			Terminal Multiple	7.0x
		Transaction Analysis	Multiple of EBITDA	8.5x - 9.0x
		Transaction Indication of Value	Enterprise Value ($mm)	$365.0 -$771.0
			Transaction Price per Share	$2.75
		Third-Party Valuation	Capitalization Rates	5.7% - 7.5%
			Indication of Value	$4.87
		Net Asset Value	N/A	N/A
Preferred Stock	96,704,080	Discounted Cash Flow	Discount Rate	8.5%
			Internal Rate of Return	14.0%
		Net Asset Value	N/A	N/A
U.S. LLC Interest	38,272,590	Discounted Cash Flow	Discount Rate	2.46% - 4.54%
U.S. Senior Loans	35,272,420	Discounted Cash Flow	Discount Rate	11.1% - 17.75%
			Spread Adjustment	0.1% - 1.75%
		Adjusted Appraisal	Liquidity Discount	10%
			Asset Specific Adjustment	10%
		Debt-Loan Spread	Adjusted Yield	9.56% - 14.83%
			Swap Rate	1.50% - 1.64%
Corporate Bonds	1,272,291	Liquidation Analysis	Claim Amount: Percent of Par	6.9%
Collateralized Loan Obligation	463,387	Discounted Cash Flow	Discount Rate	9.1%
Warrants	11	Discounted Cash Flow	Discount Rate	11.5% - 14.0%
			Terminal Multiple	7.0x
		Multiples Analysis	Multiple of EBITDA	7.50x - 9.25x
		Transaction Analysis	Multiple of EBITDA	8.5x - 9.0x

Total	$491,719,430

In addition to the unobservable inputs utilized for various valuation methodologies, the Fund frequently uses a combination of two or more valuation methodologies to determine fair value for a single holding. In such instances, the Fund assesses the methodologies and ascribes weightings to each methodology. The weightings ascribed to any individual methodology ranged from as low as 1.5% to as high as 59.8% as of March 31, 2020. The selection of weightings is an inherently subjective process, dependent on professional judgement. These selections may have a material impact to the concluded fair value for such holdings.

The significant unobservable inputs used in the fair value measurement of the Fund’s REIT assets are the discount rates and capitalization rates. Significant decreases (increases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement. The significant unobservable input used in the fair value measurement of the Fund’s preferred stock asset is the discount rate. Significant decreases (increases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement. The significant unobservable inputs used in the fair value measurement of the Fund’s bank loan securities are: liquidity discount,

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2020	NexPoint Strategic Opportunities Fund

asset specific discount, discount rate, spread adjustment, adjusted yield and swap rate. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement. The significant unobservable inputs used in the fair value measurement of the Fund’s common equity securities are: multiple of EBITDA, price/MHz-PoP multiple, risk discount, illiquidity discount, size adjustment, discount rate and terminal multiple. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement. Generally, a change in the assumption used for the risk discount is accompanied by a directionally opposite change in the assumption for the price/MHz-PoP multiple.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. The Fund also considers money market instruments that invest in cash equivalents to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of this financial report.

Securities Sold Short

The Fund may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, the Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Securities and cash held as collateral for securities sold short are shown on the Investment Portfolio for the Fund.

When securities are sold short, the Fund intends to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Investment Adviser believes possess volatility characteristics similar to those being hedged. In addition, the Fund may use short sales for non-hedging purposes to pursue its investment objective. Subject to the requirements of the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”), the Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 25% of the value of its total assets. The Fund may make short sales “against the box” without respect to such limitations.

Derivative Transactions

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund enters into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Options

The Fund may utilize options on securities or indices to varying degrees as part of their principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Fund may hold options, write option contracts, or both.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2020	NexPoint Strategic Opportunities Fund

expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if the cost of the closing option is more than the premium received from writing the option, a capital loss. The Fund will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened, or a capital loss, if the premium received from a sale is less than the original premium paid.

Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreement transactions with respect to instruments that are consistent with the Fund’s investment objective or policies.

Affiliated Issuers

Under Section 2 (a)(3) of the Investment Company Act of 1940, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The table below shows affiliated issuers of the Fund as of March 31, 2020.

Issuer	Shares at December 31, 2019	Beginning Value as of December 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales of Affiliated Issuers	Change Unrealized Appreciation/ Depreciation	Ending Value as of March 31, 2020	Shares at March 31, 2020	Affiliated Income
Majority Owned, Not Consolidated
NexPoint Real Estate Opportunities, LLC, REIT (Common Stocks)	146,055,529	$237,982,879	$687,905	$—	$—	$(2,229,134)	$236,441,650	146,485,130	$7,150,005
NexPoint Real Estate Capital	11,389,726	34,066,670	—	(21,814,619)	—	(5,786,104)	6,465,947	11,389,725	6,350,000
Specialty Financial Products, Ltd. (Common Stocks)	38,998,415	35,254,567	500,090	—	—	(174,989)	35,579,668	39,541,751	—
Other Affiliates
SFR WLIF I, LLC	40,322,605	39,730,669	—	—	—	(20,554,044)	19,176,625	40,322,605	454,885
SFR WLIF II, LLC	26,968,904	26,714,857	—	—	—	(13,811,585)	12,903,272	26,968,903	283,205
SFR WLIF III, LLC	7,708,491	7,541,371	—	—	—	(1,348,678)	6,192,693	7,708,490	77,744
LLV Holdco LLC (U.S. Senior Loans, Common Stocks & Warrants)	11,763,530	9,389,339	—	—	—	—	9,389,339	11,736,673	19,554
NexPoint Residential Trust, Inc.	81,229	3,655,305	—	(17,933)	—	(1,589,589)	2,047,783	81,229	7,499
NexPoint Hospitality Trust	13,370,573	66,719,159	1,002,793	—	—	(38,001,175)	29,720,777	13,571,131	—
TerreStar Corp. (U.S. Senior Loans & Common Stocks)	22,797,318	59,427,642	636,045	—	—	4,167,715	64,231,403	23,433,366	641,876
United Development Funding IV	1,763,581	5,149,656	—	—	—	(2,151,568)	2,998,088	1,763,581	—
Euramax International (U.S. Senior Loans, Common Stocks, & Warrants)	7,352,734	6,224,560	—	—	—	(3,478,597)	2,745,963	7,352,732	329,825
Other Controlled
Allenby (Common Stocks)	631,135	1	8,874	—	—	(8,874)	1	640,008	288
Claymore (Common Stocks)	2,019,369	2	38,265	—	—	(38,265)	2	2,057,634	—

Total	331,223,139	$531,856,677	$2,873,972	$(21,832,552)	$—	$(85,004,887)	$427,893,211	333,052,958	$15,314,880

For more information with regard to significant accounting policies, see the most recent semi-annual report filed with the U.S. Securities and Exchange Commission.